UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2024

Bubblr, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	333-260902	86-2355916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

30 N Gould St., Ste R, Sheridan WY	82801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 814 7184

N/A
(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 17, 2024, Stephen Morris resigned as our Chief Executive Officer.

On October 17, 2024, we appointed Stephen Morris as Chief Technical Officer and Manfred Ebensberger as Chief Executive Officer. Mr. Ebensberger has also been appointed to our Board of Directors.

Our Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 27, 2023, which is incorporated herein by reference, provides Mr. Morris’s employment history.

Mr. Morris has material direct or indirect interests in transactions with us over the last two years, as provided for in our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2023, Annual Report on Form 10-K filed with the Securities Exchange Commission on March 29, 2023, and Quarterly Report Form 10-Q filed with the Securities and Exchange Commission on August 14, 2024, which are incorporated herein by reference.

On October 17, 2024, our Board of Directors approved an Executive Consulting Agreement in favor of Mr. Ebensberger. The description of the agreement is qualified in its entirety by reference to the complete terms of the agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein. Aside from the Agreement, there are no material direct or indirect interests in transactions between Mr. Ebensberger and us over the last two years.

The Executive Consulting Agreement with Mr. Ebensberger provides that we will compensate him with an annual salary of $90,000, payable in monthly installments, and grant him 6,200,000 Stock Options with 70% vesting immediately and 30% vesting monthly over the following year of service. Mr. Ebensberger also agreed to a three-year non-solicit restrictive covenant.

Before joining Bubblr, Mr. Ebensberger held senior roles in European investment firms, serving as Managing Director and Asset Manager for Ultra-High-Net-Worth Individuals (UHNWIs). He also served as CEO of a luxury Italian fashion brand in New York. Earlier in his career, Mr. Ebensberger was Managing Director for several U.S. investment companies and was an Assistant Professor at the University of Innsbruck, Austria. He holds a degree from the University of Innsbruck, Austria, and completed a certificate in General Business Studies at UCLA.

Mr. Ebensberger has not held other directorships over the past five years in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Effective October 17, 2024, the Company and David Chetwood, CFO, amended Mr. Chetwood’s Employment Agreement to reduce his base annual salary from $180,000 to $90,000 and grant him 3,000,000 Stock Options.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Executive Consulting Agreement dated October 17, 2024, with Manfred Ebensberger

10.2	Third Amended Executive Employment Agreement, dated October 17, 2024, David Chetwood

107	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2024	Bubblr, Inc.

	By:	/s/ David Chetwood
	Name:	David Chetwood
	Title:	Chief Financial Officer

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